UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  May 12, 2005

                               Shoe Pavilion, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                        0-23669                   94-3289691
(State or Other Jurisdiction            (Commission             (IRS Employer
    of Incorporation)                   File Number)         Identification No.)


1380 Fitzgerald Drive, Pinole CA  94564
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: 510-222-4405

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Item 2.02.  Results of Operations and Financial Condition.

      On May 12, 2005, the Company issued a press release announcing operating results for the first quarter of 2005

A copy of the Company's May 12, 2005 press release is attached hereto as Exhibit 99.1.


 Item 9.01. Financial Statements and Exhibits

(c ) Exhibits

Number          Exhibit

   99.1         Press Release issued May 12, 2005.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Shoe Pavilion, Inc.
                                        (Registrant)


Date May 12, 2005                       By:     /s/ John D. Hellmann
                                                ---------------------
                                                John D. Hellmann
                                                Vice President and Chief
                                                Financial Officer



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